EXHIBIT 10.1

AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of April 29, 2005 to the Fourth Amended and Restated Credit Agreement dated as of February 7, 2005, (as so amended and supplemented, and as otherwise amended, supplemented and modified to the date hereof, the “Credit Agreement”), among Rayovac Corporation, a Wisconsin corporation (the “U.S. Borrower”), Varta Consumer Batteries GmbH & Co. KGaA, a German partnership limited by shares (the “Euro Borrower”), Rayovac Europe Limited, a limited liability company (the “UK Borrower and, with the Euro Borrower, each a “Subsidiary Borrower” and collectively, the “Subsidiary Borrowers” and the Subsidiary Borrowers, with the U.S. Borrower, each a “Borrower” and collectively, the “Borrowers”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), Citicorp North America, Inc., as Syndication Agent, Merrill Lynch Capital Corporation, as Co-Documentation Agent and Managing Agent, LaSalle Bank National Association, as Co-Documentation Agent and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender (the “Swing Line Lender”) and L/C Issuer (the “L/C Issuer”). Capitalized terms not otherwise defined in this Amendment No. 1 have the same meanings as specified in the Credit Agreement.

PRELIMINARY STATEMENTS:

Pursuant to the Share Purchase Agreement dated March 14, 2005 (as amended, supplemented or otherwise modified in accordance with its terms, to the extent permitted in accordance with the Loan Documents), the “Share Purchase Agreement”) by and among the U.S. Borrower, Triton Managers Limited, BGLD Managers Limited, AXA Private Equity Fund II-A, AXA Private Equity Fund II-B, Harald Quandt Holding GmbH and Tetra Managers Beteiligungsgesellschaft GmbH (the “Target”), the U.S. Borrower has agreed to acquire all of the economic and equity interests in the Target and certain subsidiaries of the Target through an acquisition (the “Tetra Acquisition”) of the Target and the applicable subsidiaries.

Pursuant to Section 2.16 of the Credit Agreement, the U.S. Borrower has requested that the Lenders increase their Commitments to lend to the U.S. Borrower up to U.S. $500 million (the “Incremental Term Facility Amount”) under an Incremental Term Facility in order to (a) pay to the existing holders of the Equity Interests of the Target the cash consideration for their shares in the Target, (b) refinance the existing indebtedness of the Target and its Subsidiaries and (c) pay transaction fees and expenses incurred in connection with the Tetra Acquisition.

The U.S. Borrower has requested that the Incremental Term Facility take the form of an increase in the existing Dollar Term Facility and Canadian Term Facility and an additional Euro term loan facility.

The Lenders party hereto (in such capacities, the “Incremental Term Lenders”) have indicated their willingness to (i) increase the Dollar Term Facility by an aggregate principal amount not to exceed U.S. $115 million, (ii) increase the Canadian Term Facility by an aggregate principal amount not to exceed the Equivalent in Canadian

Dollars of U.S. $20 million and (iii) make available an additional Euro term loan facility in an aggregate principal amount not to exceed the Equivalent in Euro of U.S. $365 million, and the Administrative Agent and the Incremental Term Lenders party hereto have agreed to amend the Credit Agreement in order to effect such increases pursuant to Section 2.16(d) of the Credit Agreement, on the terms and subject to the conditions set forth below;

NOW, THEREFORE, it is hereby agreed as follows:

SECTION 1. Amendments. The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as hereinafter defined), amended as follows:

(a) Section 1.01 of the Credit Agreement is amended by adding in the appropriate alphabetical order the following new definitions:

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of April 29, 2005, among the U.S. Borrower, Bank of America, N.A., as Administrative Agent and the Lenders party thereto.

“Amendment No. 1 Effective Date” has the meaning specified in Section 2 of Amendment No. 1.

“Incremental Canadian Term Commitment” means, as to each Incremental Term Lender, its obligation to make Canadian Term Loans to the U.S. Borrower pursuant to Section 2.01(a)(ii) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Part II of Schedule 2.01 under the caption “Incremental Canadian Term Commitment”.

“Incremental Canadian Term Lender” means each Incremental Term Lender listed on Part II of Schedule 2.01 as an Incremental Canadian Term Lender.

“Incremental Dollar Term Commitment” means, as to each Incremental Term Lender, its obligation to make Dollar Term Loans to the U.S. Borrower pursuant to Section 2.01(b)(ii) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Part II of Schedule 2.01 under the caption “Incremental Dollar Term Commitment”.

“Incremental Dollar Term Lender” means each Incremental Term Lender listed on Part II of Schedule 2.01 as an Incremental Dollar Term Lender.

“Incremental Term Facility Amount” has the meaning specified in the Preliminary Statements of Amendment No. 1.

“Incremental Term Lenders” has the meaning specified in the Preliminary Statements of Amendment No. 1.

“Share Purchase Agreement” has the meaning specified in the Preliminary Statements of Amendment No. 1.

“Target” has the meaning specified in the Preliminary Statements of Amendment No. 1.

“Tetra Acquisition” has the meaning specified in the Preliminary Statements of Amendment No. 1.

“Tranche B Euro Term Borrowing” means a borrowing consisting of simultaneous Tranche B Euro Term Loans having the same Interest Period made by each of the relevant Tranche B Euro Term Lenders pursuant to Section 2.01(c)(ii).

“Tranche B Euro Term Commitment” means, as to each Tranche B Term Lender, its obligation to make Tranche B Euro Term Loans to the U.S. Borrower pursuant to Section 2.01(c)(ii) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Part II of Schedule 2.01 under the caption “Tranche B Euro Term Commitment”.

“Tranche B Euro Term Facility” means, at any time, (a) on or prior to the Amendment No. 1 Effective Date, the aggregate amount of the Tranche B Euro Term Commitments at such time and (b) thereafter, the aggregate principal amount of the Tranche B Euro Term Loans of all Tranche B Euro Term Lenders outstanding at such time.

“Tranche B Euro Term Lender” means (a) at any time on or prior to the Amendment No. 1 Effective Date, any Lender that has a Tranche B Euro Term Commitment at such time and (b) at any time after the Amendment No. 1 Effective Date, any Lender that holds Tranche B Euro Term Loans at such time.

“Tranche B Euro Term Loan” means an advance made by any Euro Term Lender under the Euro Term Facility and, on and after the Amendment No. 1 Effective Date, shall include all advances made in accordance with the provisions of Section 2.01(c)(ii).

(b) Section 1.01 of the Credit Agreement is further amended by amending and restating the following definitions to read as follows:

“Canadian Term Borrowing” means a borrowing consisting of simultaneous Canadian Term Loans having the same Interest Period made by each of the relevant Canadian Term Lenders pursuant to Section 2.01(a)(i) or (a)(ii), as the case may be.

“Canadian Term Lender” means (a) at any time on or prior to the Closing Date, any Lender that has a Canadian Term Commitment at such time, (b) at any time after the Closing Date, any Lender that holds Canadian Term Loans, at such time and (c) on and after the Amendment No. 1 Effective Date, shall include all Incremental Canadian Term Lenders.

“Canadian Term Loan” means an advance made by any Canadian Term Lender under the Canadian Term Facility and, on and after the Amendment No. 1 Effective Date, shall include all advances made in accordance with the provisions of Section 2.01(a)(ii).

“Dollar Term Borrowing” means a borrowing consisting of simultaneous Dollar Term Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the relevant Dollar Term Lenders pursuant to Section 2.01(b)(i) or (b)(ii), as the case may be.

“Dollar Term Lender” means (a) at any time on or prior to the Closing Date, any Lender that has a Dollar Term Commitment at such time, (b) at any time after the Closing Date, any Lender that holds Dollar Term Loans at such time and (c) on and after the Amendment No. 1 Effective Date, shall include all Incremental Dollar Term Lenders.

“Dollar Term Loan” means an advance made by any Dollar Term Lender under the Dollar Term Facility and, on and after the Amendment No. 1 Effective Date, shall include all advances made in accordance with the provisions of Section 2.01(b)(ii).

“Euro Term Note” means a promissory note made by the U.S. Borrower in favor of a Euro Term Lender or a Tranche B Euro Term Lender evidencing Euro Term Loans or Tranche B Euro Term Loans, as applicable, made by such Lender, in substantially the form of Exhibit C-1.

“Required Euro Term Lenders” means, as of any date of determination, all Euro Term Lenders and Tranche B Euro Term Lenders holding more than 50% of the aggregate principal amount of Euro Term Loans and Tranche B Euro Term Loans outstanding on such date; provided that the Euro Term Loans and Tranche B Euro Term Loans held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Euro Term Lenders.

“Term Borrowing” means either a Canadian Term Borrowing, a Dollar Term Borrowing, a Euro Term Borrowing or a Tranche B Euro Term Borrowing.

“Term Commitment” means (as the context requires) a Canadian Term Commitment, a Dollar Term Commitment, a Euro Term Commitment or a Tranche B Euro Term Commitment.

“Term Facilities” means (as the context requires) the Canadian Term Facility, the Dollar Term Facility, the Euro Term Facility and the Tranche B Euro Term Facility.

“Term Loan” means one or all of (as the context requires) a Canadian Term Loan, a Dollar Term Loan, a Euro Term Loan or a Tranche B Euro Term Loan.

(c) The definition of “Applicable Percentage” in Section 1.01 of the Credit Agreement is amended by inserting a new clause (g) in the first sentence thereof as follows:

“(g) in respect of the Tranche B Euro Term Facility, with respect to any Tranche B Euro Term Lender at any time, the percentage (carried out to the ninth decimal place) of the Tranche B Euro Term Facility represented by (i) on or prior to the Amendment No. 1 Effective Date, such Tranche B Euro Term Lender’s Tranche B Euro Term Commitment at such time and (ii) thereafter, the principal amount of such Tranche B Euro Term Lender’s Tranche B Euro Term Loans at such time,”

(d) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended by inserting a new clause (d) at the end thereof as follows:

“(d) in respect of the Tranche B Euro Term Loans, 2.25% per annum.”

(e) The definition of “Appropriate Lender” in Section 1.01 of the Credit Agreement is amended by inserting the words “the Tranche B Euro Term Facility,” immediately after the words “the Euro Term Facility,”

(f) The definition of “Borrowing” in Section 1.01 of the Credit Agreement is amended by inserting the words “, a Tranche B Euro Term Borrowing” immediately after the words “a Dollar Term Borrowing.”

(g) The definition of “Commitment” in Section 1.01 of the Credit Agreement is amended by inserting the words “, a Tranche B Euro Term Commitment” immediately after the words “a Euro Term Commitment.”

(h) The definition of “Facility” Section 1.01 of the Credit Agreement is amended by inserting the words “the Tranche B Euro Term Facility,” immediately after the words “the Euro Term Facility,”.

(i) Section 2.01(a) of the Credit Agreement is hereby amended in full to read as follows:

“(a) The Canadian Term Borrowings. (i) Subject to the terms and conditions set forth herein, each Canadian Term Lender severally agrees to make a single loan to the U.S. Borrower on the Closing Date in an amount not to exceed such Canadian Term Lender’s Canadian Term Commitment. The Canadian Term Borrowing shall consist of Canadian Term Loans made in Canadian Dollars simultaneously by the Canadian Term Lenders in accordance with their respective Canadian Term Commitments. Amounts borrowed under this Section 2.01(a)(i) and repaid or prepaid may not be reborrowed. Canadian Term Loans shall be Eurocurrency Rate Loans.

(ii) Subject to the terms and conditions set forth herein, each Incremental Canadian Term Lender severally agrees to make a single loan to the U.S. Borrower on the Amendment No. 1 Effective Date in an amount not to exceed such Incremental Canadian Term Lender’s Incremental Canadian Term Commitment. The Canadian Term Borrowing made on the Amendment No. 1 Effective Date shall consist of Canadian Term Loans made in Canadian Dollars simultaneously by the Incremental Canadian Term Lenders in accordance with their respective Incremental Canadian Term Commitments. Amounts borrowed under this Section 2.01(a)(ii) and repaid or prepaid may not be reborrowed. Canadian Term Loans shall be Eurocurrency Rate Loans. The aggregate principal amount of such loans shall be added to (and form part of) each Canadian Term Borrowing then outstanding on a pro rata basis (based on the relative sizes of the various outstanding Canadian Term Borrowings), so that each Canadian Term Lender will participate proportionately in each then outstanding Canadian Term Borrowing, and so that the existing Canadian Term Lenders continue to have the same participation (by amount) in each Canadian Term Borrowing as they had prior to the Amendment No. 1 Effective Date.”

(j) Section 2.01(b) of the Credit Agreement is hereby amended in full to read as follows:

“(b) The Dollar Term Borrowings. (i) Subject to the terms and conditions set forth herein, each Dollar Term Lender severally agrees to make a single loan to the U.S. Borrower on the Closing Date in an amount not to exceed such Dollar Term Lender’s Dollar Term Commitment. The Dollar Term Borrowing shall consist of Dollar Term Loans made in Dollars simultaneously by the Dollar Term Lenders in accordance with their respective Dollar Term Commitments. Amounts borrowed under this Section 2.01(b)(i) and repaid or prepaid may not be reborrowed. Dollar Term Loans may be Base Rate Loans or Eurocurrency Rate Loans as further provided herein.

(ii) Subject to the terms and conditions set forth herein, each Incremental Dollar Term Lender severally agrees to make a single loan to the U.S. Borrower on the Amendment No. 1 Effective Date in an amount not to exceed such Incremental Dollar Term Lender’s Incremental Dollar Term Commitment. The Dollar Term Borrowing made on the Amendment No. 1 Effective Date shall consist of Dollar Term Loans made in Dollars simultaneously by the Incremental Dollar Term Lenders in accordance with their respective Incremental Dollar Term Commitments. Amounts borrowed under this Section 2.01(b)(ii) and repaid or prepaid may not be reborrowed. Dollar Term Loans may be Base Rate Loans or Eurocurrency Rate Loans as further provided herein. The aggregate principal amount of such loans shall be added to (and form part of) each Dollar Term Borrowing then outstanding on a pro rata basis (based on the relative sizes of the various outstanding Dollar Term Borrowings), so that each Dollar Term Lender will participate proportionately in each then outstanding Dollar Term Borrowing, and so that the existing Dollar Term Lenders continue to have the same participation (by amount) in each Dollar Term Borrowing as they had prior to the Amendment No. 1 Effective Date.”

(k) Section 2.01(c) of the Credit Agreement is hereby amended in full to read as follows:

“(c) The Euro Term Borrowings. (i) Subject to the terms and conditions set forth herein, each Euro Term Lender severally agrees to make a single loan to the U.S. Borrower on the Closing Date in an amount not to exceed such Euro Term Lender’s Euro Term Commitment. The Euro Term Borrowing shall consist of Euro Term Loans made in Euros simultaneously by the Euro Term Lenders in accordance with their respective Euro Term Commitments. Amounts borrowed under this Section 2.01(c)(i) and repaid or prepaid may not be reborrowed. Euro Term Loans shall be Eurocurrency Rate Loans.

(ii) Subject to the terms and conditions set forth herein, each Tranche B Euro Term Lender severally agrees to make a single loan to the U.S. Borrower on the Amendment No. 1 Effective Date in an amount not to exceed such Tranche B Euro Term Lender’s Tranche B Euro Term Commitment. The Tranche B Euro Term Borrowing made on the Amendment No. 1 Effective Date shall consist of Tranche B Euro Term Loans made in Euros simultaneously by the Tranche B Euro Term Lenders in accordance with their respective Tranche B Euro Term Commitments. Amounts borrowed under this Section 2.01(c)(ii) and repaid or prepaid may not be reborrowed. Tranche B Euro Term Loans shall be Eurocurrency Rate Loans.”

(l) Section 2.02(a) of the Credit Agreement is amended by (i) inserting the words “each Tranche B Euro Term Borrowing,” immediately after the words “each Euro Term Borrowing,” and (ii) inserting the words “a Tranche B Euro Term Borrowing” immediately after the words “a Euro Term Borrowing,”.

(m) Section 2.02(b) of the Credit Agreement is amended by (i) inserting the words “Tranche B Euro Term Loans,” immediately after the words “Euro Term Loans,” and (ii) inserting the words “a Tranche B Euro Term Borrowing,” immediately after the words “a Euro Term Borrowing,”.

(n) Section 2.02(e) of the Credit Agreement is amended by inserting the following sentence immediately after the third sentence thereof:

“After giving effect to all Tranche B Euro Term Borrowings and all continuations of Tranche B Euro Term Borrowings, there shall be no more than 5 Interest Periods in effect in respect of the Tranche B Euro Term Facility.”

(o) Section 2.08(b)(i) of the Credit Agreement is amended by inserting the words “, aggregate Tranche B Euro Term Commitments” after the words “aggregate Dollar Term Commitments.”

(p) Section 2.09(a) of the Credit Agreement is hereby amended in full to read as follows:

“(a) Canadian Term Loans. The U.S. Borrower shall repay to the Administrative Agent for the ratable account of the Canadian Term Lenders the aggregate principal amount of all Canadian Term Loans outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.07):

Date	Amount
June 30, 2005	CAD $	218,075.00
September 30, 2005	CAD $	218,075.00
December 31, 2005	CAD $	218,075.00
March 31, 2006	CAD $	218,075.00
June 30, 2006	CAD $	218,075.00
September 30, 2006	CAD $	218,075.00
December 31, 2006	CAD $	218,075.00
March 31, 2007	CAD $	218,075.00
June 30, 2007	CAD $	218,075.00
September 30, 2007	CAD $	218,075.00
December 31, 2007	CAD $	218,075.00
March 31, 2008	CAD $	218,075.00
June 30, 2008	CAD $	218,075.00
September 30, 2008	CAD $	218,075.00
December 31, 2008	CAD $	218,075.00
March 31, 2009	CAD $	218,075.00
June 30, 2009	CAD $	218,075.00

Date	Amount
September 30, 2009	CAD $	218,075.00
December 31, 2009	CAD $	218,075.00
March 31, 2010	CAD $	218,075.00
June 30, 2010	CAD $	218,075.00
September 30, 2010	CAD $	218,075.00
December 31, 2010	CAD $	218,075.00
March 31, 2011	CAD $	218,075.00
June 30, 2011	CAD $	218,075.00
September 30, 2011	CAD $	218,075.00
December 31, 2011	CAD $	218,075.00
Maturity Date	CAD $	81,341,975.00

provided, however, that the final principal repayment installment of the Canadian Term Loans shall be repaid on the Maturity Date for the Canadian Term Facility under which such Loans were made and in any event shall be in an amount equal to the aggregate principal amount of all Canadian Term Loans outstanding on such date.”

(q) Section 2.09(b) of the Credit Agreement is hereby amended in full to read as follows:

“(b) Dollar Term Loans. The U.S. Borrower shall repay to the Administrative Agent for the ratable account of the Dollar Term Lenders the aggregate principal amount of all Dollar Term Loans outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.07):

Date	Amount
June 30, 2005	U.S. $	1,637,500.00
September 30, 2005	U.S. $	1,637,500.00
December 31, 2005	U.S. $	1,637,500.00
March 31, 2006	U.S. $	1,637,500.00
June 30, 2006	U.S. $	1,637,500.00
September 30, 2006	U.S. $	1,637,500.00
December 31, 2006	U.S. $	1,637,500.00
March 31, 2007	U.S. $	1,637,500.00
June 30, 2007	U.S. $	1,637,500.00
September 30, 2007	U.S. $	1,637,500.00
December 31, 2007	U.S. $	1,637,500.00
March 31, 2008	U.S. $	1,637,500.00
June 30, 2008	U.S. $	1,637,500.00
September 30, 2008	U.S. $	1,637,500.00
December 31, 2008	U.S. $	1,637,500.00
March 31, 2009	U.S. $	1,637,500.00
June 30, 2009	U.S. $	1,637,500.00
September 30, 2009	U.S. $	1,637,500.00

Date	Amount
December 31, 2009	U.S. $	1,637,500.00
March 31, 2010	U.S. $	1,637,500.00
June 30, 2010	U.S. $	1,637,500.00
September 30, 2010	U.S. $	1,637,500.00
December 31, 2010	U.S. $	1,637,500.00
March 31, 2011	U.S. $	1,637,500.00
June 30, 2011	U.S. $	1,637,500.00
September 30, 2011	U.S. $	1,637,500.00
December 31, 2011	U.S. $	1,637,500.00
Maturity Date	U.S. $	610,787,500.00

provided, however, that the final principal repayment installment of the Dollar Term Loans shall be repaid on the Maturity Date for the Dollar Term Facility under which such Loans were made and in any event shall be in an amount equal to the aggregate principal amount of all Dollar Term Loans outstanding on such date.”

(r) Section 2.09(c) of the Credit Agreement is hereby amended in full to read as follows:

“(c) (i) Euro Term Loans. The U.S. Borrower shall repay to the Administrative Agent for the ratable account of the Euro Term Lenders the aggregate principal amount of all Euro Term Loans outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.07):

Date	Amount
August 6, 2011	€57,000,000
Maturity Date	€57,000,000

provided, however, that the final principal repayment installment of the Euro Term Loans shall be repaid on the Maturity Date for the Euro Term Facility under which such Loans were made and in any event shall be in an amount equal to the aggregate principal amount of all Euro Term Loans outstanding on such date.

(ii) Tranche B Euro Term Loans. The U.S. Borrower shall repay to the Administrative Agent for the ratable account of the Tranche B Euro Term Lenders the aggregate principal amount of all Tranche B Euro Term Loans outstanding on the following dates in the respective amounts set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.07):

Date	Amount
August 6, 2011	€140,600,924.50
Maturity Date	€140,600,924.50

provided, however, that the final principal repayment installment of the Tranche B Euro Term Loans shall be repaid on the Maturity Date for the Tranche B Euro Term Facility under which such Loans were made and in any event shall be in an amount equal to the aggregate principal amount of all Tranche B Euro Term Loans outstanding on such date.”

(s) Section 10.06(b)(i) of the Credit Agreement is amended by inserting the words “or the Tranche B Euro Term Facility” immediately after the words “the Euro Term Facility.”

(t) The Credit Agreement is amended by replacing the existing Schedule 2.01 – Commitments and Applicable Percentages with Schedule 2.01 – Commitments and Applicable Percentages, attached hereto as Schedule 2.01, in proper numerical order;

(u) Upon the Amendment No. 1 Effective Date, (a)(i) the Incremental Canadian Term Lenders shall have the same rights and obligations as the Canadian Term Lenders, (ii) the Incremental Dollar Term Lenders shall have the same rights and obligations as the Dollar Term Lenders, (iii) the Tranche B Euro Term Lenders shall have the same right and obligations as the Euro Term Lenders, in each case, as set forth in the Loan Documents, except as modified by Section 1 of this Amendment No. 1 and (b) each Incremental Term Lender agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

SECTION 2. Conditions of Effectiveness. This Amendment No. 1 shall become effective as of the date first above written (the “Amendment No. 1 Effective Date”) when, and only when each of the following conditions set forth in this Section 2 shall have been satisfied:

(a) Execution of Counterparts. The Administrative Agent shall have received counterparts of (i) this Amendment No. 1 executed by (A) the U.S. Borrower, (B) the Administrative Agent, and (C) each Incremental Term Lender, and (ii) the consent attached hereto (the “Consent”) executed by each Guarantor.

(b) Payment of Fees and Expenses. The U.S. Borrower shall have paid (i) all reasonable fees and expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment No. 1 (including, without limitation, in connection with the syndication of the Incremental Term Facility) or otherwise required to be paid in connection with this Amendment No. 1 and (ii) all other fees and expenses required to be paid under the Loan Documents and remaining outstanding on or prior to the date of this Amendment No. 1 (including fees and expenses of counsel), in each case, for which the invoice for such fees and expenses shall have been presented to the U.S. Borrower.

(c) Evidence of Debt. Each Incremental Term Lender shall have received, if requested, one or more Term Notes payable to the order of such Lender duly executed by the U.S. Borrower, in substantially the form of Exhibit C-1 attached to the Credit Agreement, evidencing the Canadian Term Loans, Dollar Term Loans, or Euro Term Loans, as applicable, of such Incremental Term Lender.

(d) Resolutions. The Administrative Agent shall have received certified copies of (i) the resolutions of the Board of Directors of the U.S. Borrower evidencing approval of this Amendment No. 1 and all matters and transactions contemplated hereby and (ii) all documents evidencing other necessary corporate action and governmental and other material third party approvals and consents, if any, with respect to this Amendment No. 1, the Consent and the matters and transactions contemplated hereby and thereby.

(e) Certificates. The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary (or another Responsible Officer) of the U.S. Borrower certifying (i) the names and true signatures of the officers of the U.S. Borrower authorized to sign this Amendment No. 1 and the other documents to be delivered hereunder, (ii) that no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any third party to any agreements and instruments of the U.S. Borrower is required for the due execution, delivery or performance by the U.S. Borrower of this Amendment, (iii) the representations and warranties contained in Section 5 of this Amendment are true and correct in all material respects (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date) and (iv) no Event of Default has occurred and is continuing or would result from this Amendment and the matters and transactions contemplated hereby.

(f) Legal Opinions. Opinions of (i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Loan Parties, addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent, which shall include, among other things, opinions as to the enforceability of this Amendment No. 1 and the enforceability of the Credit Agreement as amended by this Amendment No. 1 and (ii) a favorable opinion of Foley & Lardner LLP, local counsel to the U.S. Borrower addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent.

(g) Authorizations. All governmental authorizations and all third party consents and approvals necessary in connection with the Amendment No. 1 and the transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect; and no Law shall be applicable in the judgment of the Lenders, in each case that restrains, prevents or imposes materially adverse conditions upon the Amendment No. 1 and the transactions contemplated hereby or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

(h) Legal Details, Etc. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Administrative Agent.

(i) Conditions to Credit Extensions. All conditions precedent set forth in Section 4.02 of the Credit Agreement shall have been satisfied.

SECTION 3. Effect on Credit Agreement. (a) On and after the effectiveness of this Amendment No. 1, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 1. The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(b) Each party hereto hereby acknowledges and consents to the amendment to the Credit Agreement and the terms and provisions thereof on the terms set forth in this Amendment No. 1. Each party hereto hereby reaffirms the covenants and agreements contained in each Loan Document and confirms that each Loan Document, as specifically amended by Amendment No. 1 in the case of the Credit Agreement, is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except that upon the effectiveness of this Agreement, all references contained therein to the “Credit Agreement” shall mean the Credit Agreement as amended by Amendment No. 1.

SECTION 4. Representations and Warranties. The U.S. Borrower represents and warrants as follows:

(a) The execution, delivery and performance by each Loan Party of this Amendment No. 1 and any other documents, instruments and agreements in connection herewith, and the consummation of the transactions contemplated hereby and thereby, are within such Loan Party’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or require any payment (other than the payment required to be made pursuant to this Amendment No. 1) to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) violate any Law; or (iv) result in the creation of any Lien other than a Lien expressly permitted under Section 7.01 of the Credit Agreement.

(b) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment No. 1 or any other Loan Document, or for the consummation of the transactions contemplated hereby.

(c) This Amendment No. 1 and the Consent have been duly executed and delivered by each Loan Party that is party hereto. This Amendment No. 1 constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms.

SECTION 5. Payment of Fees. The U.S. Borrower agrees to pay on demand all reasonable fees, costs and expenses (including, without limitation, as separately agreed to in writing) of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment No. 1 and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement. The U.S. Borrower acknowledges that to the extent Term Loans made under this Incremental Facility result in such Term Loans having short Interest Periods the U.S. Borrower pursuant to Section 2.16(e) of the Credit Agreement, agrees to pay to the Administrative Agent for the account of each Incremental Term Lender any amounts required to compensate such Incremental Term Lender for any losses, costs or expenses that it may reasonably incur as a result of making the advances under the Incremental Facility during such Interest Period.

SECTION 6. Execution in Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by telecopier or electronic pdf shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

SECTION 7. Governing Law; Jurisdiction. (a) This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York.

(b) THE BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 1, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT NO. 1, THE CREDIT AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT NO. 1 OR ANY OTHER LOAN DOCUMENT AGAINST A BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to be executed and delivered by their duly authorized officer as of the date first above written.

RAYOVAC CORPORATION, as the U.S. Borrower

By	/s/ Randall J. Steward
Title:	Executive Vice President & CFO

BANK OF AMERICA, N.A.,
as Administrative Agent

By	/s/ Liliana Claar
Title:	Vice President

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By	/s/ Suzanne Chomiczewski
Title:	Vice President

SCHEDULE 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

ON FILE WITH THE ADMINISTRATIVE AGENT

CONSENT

CONSENT dated as of April 29, 2005 (this “Consent”), to the foregoing Amendment No. 1 dated as of the date (the “Amendment”) hereof to the Fourth Amended and Restated Credit Agreement dated as of February 7, 2005, as amended, supplemented or otherwise modified to the date hereof (the “Credit Agreement”), among Rayovac Corporation, a Wisconsin corporation (the “U.S. Borrower”), Varta Consumer Batteries GmbH & Co. KGaA, a German partnership limited by shares (the “Euro Borrower”), Rayovac Europe Limited, a limited liability company (the “UK Borrower and, with the Euro Borrower, each a “Subsidiary Borrower” and collectively, the “Subsidiary Borrowers” and the Subsidiary Borrowers, with the U.S. Borrower, each a “Borrower” and collectively, the “Borrowers”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), Citicorp North America, Inc., as Syndication Agent, Merrill Lynch Capital Corporation, as Co-Documentation Agent and Managing Agent, LaSalle Bank National Association, as Co-Documentation Agent and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender (the “Swing Line Lender”) and L/C Issuer (the “L/C Issuer”) . Capitalized terms used in this Consent without definition shall have the respective meanings provided in the Credit Agreement.

Each of the undersigned, as a Guarantor under one or more of the Guaranties in favor of the Secured Parties, hereby consents to the foregoing Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranties are, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in each Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

IN WITNESS WHEREOF, the undersigned have caused this Consent to be executed and delivered by their duly authorized officers as of the date first above written.

ROV HOLDING, INC.		ROVCAL, INC.

By	/s/ James T. Lucke	By	/s/ James T. Lucke
Title:	Secretary & Treasurer	Title:	Vice President & Secretary

UNITED INDUSTRIES CORPORATION

NU-GRO AMERICA CORP.

NU-GRO US HOLDCO CORP.

NU-GRO TECHNOLOGIES, INC.

IB NITROGEN INC.

SCHULTZ COMPANY

GROUND ZERO INC.

SYLORR PLANT CORP.

WPC BRANDS, INC.

UNITED PET GROUP, INC.

AQ HOLDINGS, INC.

PERFECTO HOLDING CORP.

AQUARIUM SYSTEMS, INC.

PERFECTO MANUFACTURING, INC.

JUNGLETALK INTERNATIONAL, INC.

PETS ‘N PEOPLE, INC.

SOUTHERN CALIFORNIA FOAM, INC.

AQUARIA, INC.

DB ONLINE, LLC

by: United Pet Group, Inc., its Managing Member

By	/s/ Lou Laderman
Title:	Secretary